Exhibit 99.2

INVESTOR RELATIONS PRESENTATION JULY 31, 2017

This presentation may contain projections or other forward - looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward - looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward - looking statements contained herein include, without limitation, (i) our operating results may fluctuate, are difficult to predict and could fall below expectations, (ii) our business depends on strong brands, and failing to maintain and enhance our brands would hurt our business, (iii) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expecting, (iv) if we are unable to continue to develop solutions that generate revenue from advertising and other services delivered to mobile devices, our business could be harmed, (v) we face intense competition in our markets.If we do not SAFE HARBOR continue to innovate and provide products and services that are useful to users, we may not remain competitive, and our revenue and results of operations could be adversely affected, (vi) our businesses could be negatively affected by changes in Internet search engine algorithms and email marketing policies, (vii) our transactions business is dependent on third - party participants, whose lack of performance could adversely affect our results of operations, (viii) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace, (ix) we may be subject to legal liability associated with providing online services or content, (x) we may be unable to continue to use the domain names that we use in our business, or prevent third parties from acquiring and using domain names that infringe on, are similar to, or otherwise decrease the value of our brand or our trademarks or service marks, and (xi) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward - looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. This presentation includes certain “Non - GAAP financial information”. A reconciliation of such information to the most directly comparable GAAP financial measure can be found at the end of this presentation. © 2017 XO Group Inc. All Rights Reserved. 3

© 2017 XO Group Inc. All Rights Reserved. 4 Our mission is to help people navigate and truly enjoy life’s biggest moments, together. Our family of multi - platform brands guide couples through transformative life stages, from getting married, to moving in together and having a baby.

OUR BRANDS

Founded in 1996 with ~22 Million Monthly Unique Visitors*



the knot

#1 IN WEDDINGS



theBUMP

GROWING PLAYER IN BABY CATEGORY



the nest

CHALLENGER IN HOME/NEWLYWED



gigmasters

A LEADING TRANSACTIONAL MARKETPLACE FOR ENTERTAINMENT

*YTD 6/30/17 Unique Visitor Source: comScore Multi Platform
Photos From Left To Right: Jessica OH; Raising Roberts; Thayer Allyson Gowdy; Joseph Lin Photography

© 2017 XO Group Inc. All Rights Reserved.
5

XO GROUP AT A GLANCE 2016 REVENUE BY PRODUCT 2016 REVENUE BY BRAND *Includes revenue earned from GigMasters.com and other ancillary brands and sites; **The Bump is 9% of total revenue; The Bump National Online Advertising is 32% of National Online Revenue © 2017 XO Group Inc. All Rights Reserved. 6 Local Online 46% National Online 26% Transactions 15% Publishing & Other 13% 90% * 9% 1% ** As Of December 31, 2016: $152M Revenue +7% Revenue Growth y/y $33M Adj. EBITDA 21% Adj. EBITDA Margin $23M Free Cash Flow As Of June 30, 2017: 762 Full - time employees $98M Cash & Cash Equivalents

THE KNOT: #1 IN WEDDINGS

Unique Visitors Monthly Average (In Millions)
3 Months Ended June 30, 2017



the knot
12.8
WeddingWire Network
4.7
Brides.com
2.7
Wedding Bee
1.7
MyWedding
1
Martha Stewart Weddings
0.7
Zola / Loverly / Appy Couple
Does not meet minimum reporting requirements

WHAT MAKES US A MARKET LEADER?

BRAND AWARENESS

- First on the scene 21 years ago
- Have built up trust and and loyalty
- We are the expert with answers
- Brand awareness 90%

CUSTOMER LOYALTY

- Great product that people love and keep coming back to use throughout their entire wedding planning journey
- #1 wedding app
- #1 Instagram in the wedding space
- #1 in monthly unique visitors across all wedding planning brands

Unique Visitor Source: comScore Multi Platform

© 2017 XO Group Inc. All Rights Reserved.
7

AVERAGE WEDDING JOURNEY 78% Of All Weddings Take Place Between May and October Data based on internal projections and The 2014 Knot Market Intelligence’s Annual Real Weddings Study *image is not intended to reflect revenue projections or scale; The size of the circles represent the size of the bride's str ess - level 8 © 2017 XO Group Inc. All Rights Reserved.

Multiple Verticals $4,472 Event/Wedding Planner $2,037 Florist $2,534 Photo/Video $4,778 Band/DJ $5,401 9 U.S. WEDDING MARKET Venue $16,107 AVG $ SPENT IN 2016 Top 5 Wedding Verticals 2 1 United States Census Bureau American Community Survey and The 2016 The Knot Market Intelligence’s Annual Real Weddings Surv ey 2 The 2016 Knot Market Intelligence’s Annual Real Weddings Study ~ $100B WEDDING INDUSTRY MARKET SIZE Includes day - of wedding vendors, jewelry, registry, honeymoon and other categories ~ 300K LOCAL WEDDING VENDORS ~ 1.7M ANNUAL WEDDING EVENTS 141 AVG # WEDDING GUESTS PER EVENT ~ $35K AVG COST OF A WEDDING 1 Includes engagement ring, but does not include honeymoon © 2017 XO Group Inc. All Rights Reserved.

10 2013 – 2016 LEADERSHIP, EXECUTION & FOCUS Dollars in Millions MERCHANDISE, $18 SITUATION facing industry pressure ACTION TAKEN Shutdown Merchandise operations; transitioned to affiliate commerce 2013 2016 © 2017 XO Group Inc. All Rights Reserved.

11 2013 – 2016 LEADERSHIP, EXECUTION & FOCUS Dollars in Millions MERCHANDISE, $18 PUBLISHING, $26 PUBLISHING, $20 SITUATION facing industry pressure ACTION TAKEN Deemphasized Publishing; shutdown Bump print magazine 2013 2016 © 2017 XO Group Inc. All Rights Reserved.

12 2013 – 2016 LEADERSHIP, EXECUTION & FOCUS Dollars in Millions MERCHANDISE, $18 PUBLISHING, $26 NATIONAL ONLINE, $27 PUBLISHING, $20 NATIONAL ONLINE, $39 SITUATION Flat revenue growth; team execution issues ACTION TAKEN upgraded team; focused on execution 2013 2016 © 2017 XO Group Inc. All Rights Reserved.

13 2013 – 2016 LEADERSHIP, EXECUTION & FOCUS Dollars in Millions MERCHANDISE, $18 PUBLISHING, $26 NATIONAL ONLINE, $27 TRANSACTIONS, $8 PUBLISHING, $20 NATIONAL ONLINE, $39 TRANSACTIONS, $23 SITUATION Business diminished over the past few years; product improvements needed ACTION TAKEN Upgraded team; invested in product development and marketing; added commerce & GigMasters 2013 2016 © 2017 XO Group Inc. All Rights Reserved.

14 2013 – 2016 LEADERSHIP, EXECUTION & FOCUS 2013 TOTAL REVENUE $134MM Dollars in Millions MERCHANDISE, $18 PUBLISHING, $26 NATIONAL ONLINE, $27 TRANSACTIONS, $8 LOCAL ONLINE, $54 2016 TOTAL REVENUE $152MM PUBLISHING, $20 NATIONAL ONLINE, $39 TRANSACTIONS, $23 LOCAL ONLINE, $70 SITUATION #1 in the market; largest opportunity; needed investment; ACTION TAKEN Transformed from a traditional listings model to a two - sided marketplace with a focus on transaction success; invested in products; acquired GigMasters 2013 2016 © 2017 XO Group Inc. All Rights Reserved.

15 2013 – 2016 LEADERSHIP, EXECUTION & FOCUS 2013 TOTAL REVENUE $134MM Dollars in Millions 2013 REVENUE 20% Adj. EBITDA Margin MERCHANDISE, $18 PUBLISHING, $26 NATIONAL ONLINE, $27 2016 TOTAL REVENUE $152MM 2016 REVENUE 21% Adj. EBITDA Margin PUBLISHING, $20 NATIONAL ONLINE, $39 13% 32% Reduction in % of business facing challenges 43% 64% LOCAL ONLINE, $70 TRANSACTIONS, $23 Increase in % of business with healthy growth opportunities LOCAL ONLINE, $54 TRANSACTIONS, $8 © 2017 XO Group Inc. All Rights Reserved.

16 2013 – 2016 LEADERSHIP, EXECUTION & FOCUS 2013 TOTAL REVENUE $134MM Dollars in Millions 2013 REVENUE 20% Adj. EBITDA Margin MERCHANDISE, $18 PUBLISHING, $26 NATIONAL ONLINE, $27 TRANSACTIONS, $8 LOCAL ONLINE, $54 2016 TOTAL REVENUE $152MM 2016 REVENUE 21% Adj. EBITDA Margin PUBLISHING, $20 NATIONAL ONLINE, $39 LOCAL ONLINE, $70 Continues to be largest opportunity Healthy growth opportunity Managing for sustainable profit Expected to decline TRANSACTIONS, $23 © 2017 XO Group Inc. All Rights Reserved.

LOCAL WEDDING PROFESSIONAL MARKETPLACE

We Connect Couples and Local Pros




~24,000 paying vendors
as of March 31, 2017
Potential opportunity for growth

SELLER ENGAGED BUYING

Millions of couples

BUYER ENGAGED SELLING

Hundreds of thousands of local wedding pros

Photos Clockwise From Top Left: Ariel Perry Photography; Amey Park Photography; Priscilla Frey Photography; Sorella Muse

© 2017 XO Group Inc. All Rights Reserved.
17

18 LOCAL PRICING STRATEGY SUBSCRIPTIONS Sell subscriptions to local vendors for inclusion / premium placement in marketplace Collect commissions only when a successful transaction is completed and accounted for Charge couples to use the platform TRANSACTIONS % COUPLES All product names, logos, and brands are property of their respective owners. All company, product and service names used in this presentation are for identification purposes only. Use of these names, logos, and brands does not imply endorsement. © 2017 XO Group Inc. All Rights Reserved.

MARKETPLACE PRODUCT IMPROVEMENTS — COUPLES 19 NEW FEATURES Making Vendor Information Available to Couples ● Design improvements ● Read/Write reviews ● Pricing tools ● Requesting a tour © 2017 XO Group Inc. All Rights Reserved.

MARKETPLACE PRODUCT IMPROVEMENTS — LOCAL PROS Making Couple Information Available To Vendors © 2017 XO Group Inc. All Rights Reserved. 20 NEW FEATURES

© 2017 XO Group Inc. All Rights Reserved. TRANSACTIONS 21

© 2017 XO Group Inc. All Rights Reserved. 22 THE BUMP: GROWING BABY PLATFORM Growing mobile user - base dramatically expands editorial and advertisers’ reach with innovative products, services and expert advice ● 9% Of Revenue* ● 6.9M ** YTD March 31, 2017 Average Monthly Unique Visitors (UVs) **Based on Internal Google Analytics ● ~ 4M *** Births/Year ● $60B+ *** Spend annually on newborns *For the full year of 2016 **source: Google Analytics **NCHS National Vital Health Statistics Reports and USDA report - expenditures on children and internal projections

$MM FY 2016 Long Term Target Model Net Revenue Y/Y Growth 7% Double digit growth Gross Margin % 94% 90 - 95% Adj. EBITDA Margin % 21% 20% LONG TERM TARGET FINANCIAL MODEL 23 © 2017 XO Group Inc. All Rights Reserved.

24 CAPITAL ALLOCATION PRIORITIES INTERNAL INVESTMENTS Focused on investments that better position the company to execute on our long - term growth roadmap 2013 - 2016 repurchased ~ $14 million in stock 2017 YTD* repurchased ~ $13 million ~ $12 Million remaining authorization* Focused on assets that accelerate our initiatives and have clear ROI SHARE REPURCHASE STRATEGIC TRANSACTIONS *as of June 30, 2017 24 © 2017 XO Group Inc. All Rights Reserved.

SUMMARY INCOME STATEMENT ($M) 3 MONTHS ENDED 6/30/17 (UNAUDITED) 3 MONTHS ENDED 6/30/16 (UNAUDITED) Revenue $42.2 $38.7 Gross Profit $39.4 $36.0 Margin 93% 93% *Adjusted EBITDA $7.9 $9.8 Net Income $1.4 $3.8 Earnings per Diluted Share $0.06 $0.15 *Earnings per Diluted Share (Non - GAAP) $0.11 $0.15 Q2 UPDATE *Non - GAAP, please see reconciliation at the end of this presentation SUMMARY BALANCE SHEET ($M) 6/30/17 (UNAUDITED) 12/31/16 (UNAUDITED) Cash and cash equivalents $98.4 $105.7 Other current assets $26.6 $25.4 Total Assets $200.9 210.2 Debt --- --- Current Liabilities $30.5 30.4 Total Liabilities $35.1 35.6 Total Liabilities and Stockholders’ Equity $200.9 $210.2 ● Total revenue increased 9% year - over - year ● Local online revenue increased 14% year - over - year ● Transactions revenue increased 27% year - over - year ● Ended the quarter with $98 million in cash and cash equivalents ● Repurchased and retired $8 million of common stock under the Company’s authorized repurchase program. © 2017 XO Group Inc. All Rights Reserved. 25

© 2017 XO Group Inc. All Rights Reserved. 26 QUESTIONS? Contact ir@xogrp.com

RECONCILIATION OF GAAP TO NON - GAAP FINANCIAL MEASURES (UNAUDITED) 27 © 2017 XO Group Inc. All Rights Reserved.

© 2017 XO Group Inc. All Rights Reserved. 28

© 2017 XO Group Inc. All Rights Reserved. 29